1Q22 Financial Highlights A P R I L 1 8 , 2 0 2 2

2 1Q22 Financial Highlights (a) Excluding the notable item related to Russia, EPS would have been $0.08 higher. (b) Represents a non-GAAP measure. See page 15 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE. (c) Represents a non-GAAP measure. See page 16 in the Appendix for the corresponding reconciliations of the non-GAAP measures of consolidated revenue growth excluding the $88mm reduction related to Russia and consolidated fee revenue growth excluding the reduction related to Russia. Revenue $3,926mm EPS $0.86 Pre-tax income $918mm Pre-tax margin 23% Returns Capital ratios ROE: 7.6% ROTCE: 15.4%(b) T1L: 5.3% CET1: 10.1% • Revenue flat YoY, up 2%(c) excluding $88mm reduction related to Russia – Fee revenue down 3% YoY, flat(c) excluding the reduction related to Russia – Net interest revenue up 7% YoY • Expense up approximately 5.5% YoY • Provision for credit losses of $2mm • Average loans up 18% YoY and up 3% QoQ • Average deposits down 5% YoY and down 3% QoQ • Returned $0.4bn to common shareholders in dividends and share repurchases (a)

1Q22 Financial Results

$mm, except per share data or unless otherwise noted	1Q22	4Q21	1Q21	1Q22 vs. 4Q21	1Q22 vs. 1Q21
Fee revenue	$3,158	$3,231	$3,257	(2)%	(3)%
Investment and other revenue	70	107	9	N/M	N/M
Net interest revenue	698	677	655	3%	7%
Total revenue	$3,926	$4,015	$3,921	(2)%	—
Provision for credit losses	2	(17)	(83)	N/M	N/M
Noninterest expense	3,006	2,967	2,851	1%	5%
Income before income taxes	$918	$1,065	$1,153	(14)%	(20)%
Net income applicable to common shareholders	$699	$822	$858	(15)%	(19)%
EPS	$0.86	$1.01	$0.97	(15)%	(11)%
Avg. common shares and equivalents outstanding (mm) – diluted	814	817	886	—	(8)%
Operating leverage[a]				(353) bps	(531) bps
Pre-tax margin	23%	27%	29%	(316) bps	(603) bps
ROE	7.6%	8.6%	8.5%	(101) bps	(96) bps
ROTCE[b]	15.4%	17.2%	16.1%	(178) bps	(72) bps

Notable items impacting the quarter

Increase / (decrease)	Revenue	Expense	EPS	
1Q22	(88)	(1)	$(0.08)	Revenue reduction related to Russia
4Q21	—	37	$(0.04)	Impact of severance expense and litigation reserves
1Q21	(2)	14	$(0.01)	Impact of disposal losses, litigation reserves and severance expense

(a) Note: See page 12 in the Appendix for corresponding footnotes. N/M – not meaningful.
(b) Represents a non-GAAP measure. See page 15 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.

3

BNY MELLON

4 Capital and Liquidity Note: See page 12 in the Appendix for corresponding footnotes. 1Q22 4Q21 1Q21 Consolidated regulatory capital ratios: (a) Tier 1 leverage ratio 5.3% 5.5% 5.8% Supplementary leverage ratio ("SLR") 6.2 6.6 8.1 Common Equity Tier 1 ratio – Advanced Approaches 10.4 11.4 12.6 Common Equity Tier 1 ratio – Standardized Approach 10.1 11.2 12.6 Consolidated regulatory liquidity ratios: Liquidity coverage ratio ("LCR") 109% 109% 110% Cash dividends per common share $0.34 $0.34 $0.31 Common stock dividends ($mm) $278 $280 $277 Common stock repurchases ($mm) 118 1,249 699 Book value per common share $45.76 $47.50 $46.16 Tangible book value per common share (c) 22.76 24.31 24.88 Common shares outstanding (mm) 808 804 875 (b)

5 1Q22 vs. $bn, avg. 1Q22 4Q21 1Q21 Deposits: Noninterest-bearing $90 (1)% 8% Interest-bearing 223 (3)% (9)% Total deposits $313 (3)% (5)% Interest-earning assets: Cash and reverse repo 144 (5)% (18)% Loans 67 3% 18% Investment securities: HQLA 127 (2)% 1% Non-HQLA 29 (4)% (5)% Total investment securities $156 (2)% — Total interest-earning assets $373 (2)% (6)%1Q21 4Q21 1Q22 Net Interest Revenue and Balance Sheet Trends N e t I n t e r e s t R e v e n u e ( $ m m ) 655 677 698 +3% +7% • Avg. deposits of $313bn down 3% QoQ • Avg. interest-earning assets of $373bn down 2% QoQ • Net interest revenue of $698mm up 3% QoQ, primarily reflects higher interest rates on interest-earning assets, partially offset by higher funding expense and lower interest-earning assets

6 1Q22 vs. $mm, unless otherwise noted 1Q22 4Q21 1Q21 Staff $1,702 4% 6% Software and equipment 399 5% 10% Professional, legal and other purchased services 370 (5)% 8% Net occupancy 122 (8)% (1)% Sub-custodian and clearing 118 (2)% (5)% Distribution and servicing 79 5% 7% Bank assessment charges 35 17% 3% Business development 30 (32)% 58% Amortization of intangible assets 17 (11)% (29)% Other 134 (7)% (8)% Total noninterest expense $3,006 1% 5% Noninterest Expense • Noninterest expense up approximately 5.5% YoY, primarily reflecting higher investments in growth, infrastructure and efficiency initiatives and higher revenue-related expenses, partially offset by the favorable impact of a stronger U.S. dollar • Noninterest expense up 1% QoQ, primarily driven by long-term incentive expenses for retirement-eligible employees, and severance and litigation in the prior quarter

7 1Q22 vs. $mm, unless otherwise noted 1Q22 4Q21 1Q21 Total revenue by line of business: Asset Servicing $1,512 4% 6% Issuer Services 268 (29)% (26)% Total revenue $1,780 (3)% — Provision for credit losses (10) N/M N/M Noninterest expense 1,510 1% 6% Income before income taxes $280 (20)% (33)% Fee revenue 1,329 (6)% (5)% Net interest revenue 377 3% 6% Foreign exchange revenue 148 — (14)% Securities lending revenue(b) 39 (13)% (5)% Financial ratios, balance sheet data and metrics: Pre-tax margin 16% (325) bps (763) bps AUC/A ($trn, period end)(c)(d) $33.7 (3)% 7% Deposits ($bn, avg.) $192 (4)% (4)% Market value of securities on loan ($bn, period end)(e) $449 — 1% • Total revenue of $1,780mm flat YoY, up 4% YoY(a) excluding the reduction related to Russia – Asset Servicing up 6% YoY, reflecting a gain on a strategic equity investment and higher market values and net interest revenue, partially offset by lower foreign exchange revenue – Issuer Services down 26% YoY, down 4% YoY(a) excluding the reduction related to Russia reflecting lower depositary receipt fees and the impact of lost business in the prior year in Corporate Trust, partially offset by higher net interest revenue • Noninterest expense of $1,510mm up 6% YoY, primarily reflecting higher investments in growth, infrastructure and efficiency initiatives and higher revenue-related expenses, partially offset by the favorable impact of a stronger U.S. dollar • Income before income taxes of $280mm down 33% YoY, down 13% YoY(a) excluding the reduction related to Russia Securities Services (a) Represents a non-GAAP measure. See page 16 in the Appendix for corresponding reconciliations of the non-GAAP measures of Securities Services revenue excluding the reduction related to Russia, Issuer Services revenue excluding the reduction related to Russia and income before income taxes excluding the reduction related to Russia, respectively. Note: See page 12 in the Appendix for the corresponding footnotes. N/M – not meaningful.

Market and Wealth Services

$mm, unless otherwise noted	1Q22	1Q22 vs. 4Q21	1Q22 vs. 1Q21
Total revenue by line of business:			
Pershing	$570	3%	(6)%
Treasury Services	338	2%	7%
Clearance and Collateral Management	294	2%	5%
Total revenue	$1,202	2%	—
Provision for credit losses	(2)	N/M	N/M
Noninterest expense	708	5%	4%
Income before income taxes	$496	(1)%	(10)%
Fee revenue	906	4%	—
Net interest revenue	296	—	2%

Financial ratios, balance sheet data and metrics:	1Q22	1Q22 vs. 4Q21	1Q22 vs. 1Q21
Pre-tax margin	41%	(165) bps	(449) bps
AUC/A ($trn, end of period)[(a)(b)]	$11.6	(2)%	17%
Deposits ($bn, avg.)	$96	(5)%	(11)%
Pershing:			
Net new assets (U.S. platform) ($bn)[(c)]	$18	N/M	N/M
Avg. active clearing accounts ('000)	7,432	1%	4%
Treasury Services:			
Avg. daily U.S. dollar payment volumes ('000)	240	(2)%	2%
Clearance and Collateral Management:			
Avg. tri-party collateral management balances ($bn)	$5,026	1%	38%

Note: See page 12 in the Appendix for the corresponding footnotes. N/M – not meaningful.

- Total revenue of $1,202mm flat YoY
  - Pershing down 6% YoY, primarily reflecting the impact of prior year lost business and elevated 1Q21 transaction activity, partially offset by higher market values and growth from existing clients
  - Treasury Services up 7% YoY, primarily reflecting higher net interest revenue and client activity from both new and existing clients
  - Clearance and Collateral Management up 5% YoY, primarily reflecting higher balances and clearance volumes
- Noninterest expense of $708mm up 4% YoY, primarily reflecting higher investments in growth, infrastructure and efficiency initiatives
- Income before income taxes of $496mm down 10% YoY

8
BNY MELLON

9 1Q22 vs. $mm, unless otherwise noted 1Q22 4Q21 1Q21 Total revenue by line of business: Investment Management $658 (7)% (6)% Wealth Management 306 (2)% 4% Total revenue $964 (5)% (3)% Provision for credit losses (3) N/M N/M Noninterest expense 755 1% 6% Income before income taxes $212 (24)% (24)% Fee revenue 915 (3)% (3)% Net interest revenue 57 12% 19% Financial ratios, balance sheet data and metrics: Pre-tax margin 22% (524) bps (601) bps Adjusted pre-tax operating margin - Non-GAAP (a) 24% (544) bps (632) bps AUM ($bn, end of period)(b) $2,266 (7)% 2% Loans ($bn, avg.) $13 4% 14% Deposits ($bn, avg.) 23 22% 17% Wealth Management: Client assets ($bn, end of period)(c) $305 (5)% 4% • Total revenue of $964mm down 3% YoY – Investment Management revenue of $658mm down 6% YoY, primarily reflects lower seed capital results, the unfavorable impact of a stronger U.S. dollar, and lower equity income, partially offset by higher market values – Wealth Management revenue of $306mm up 4% YoY reflecting higher net interest revenue and market values • Noninterest expense of $755mm up 6% YoY, primarily reflecting higher investments in growth initiatives and revenue-related expenses, partially offset by the favorable impact of a stronger U.S. dollar • Income before income taxes of $212mm down 24% YoY • AUM of $2.3trn up 2% YoY driven by net inflows and higher market values • Wealth Management client assets of $305bn up 4% YoY driven by higher markets and cumulative net inflows Investment and Wealth Management (a) Adjusted pre-tax operating margin is net of distribution and servicing expense. Represents a non-GAAP measure. See page 16 in the Appendix for corresponding reconciliation of the non-GAAP measure of adjusted pre-tax operating margin. Note: See page 12 in the Appendix for the corresponding footnotes (b) and (c). N/M – not meaningful.

10 $mm, unless otherwise noted 1Q22 4Q21 1Q21 Fee revenue $8 $2 $9 Investment and other revenue 12 19 (36) Net interest (expense) (32) (38) (38) Total revenue $(12) $(17) $(65) Provision for credit losses 17 (1) (8) Noninterest expense 33 55 41 (Loss) before income taxes $(62) $(71) $(98) • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – YoY increase primarily reflects a $39mm impairment for a renewable energy investment recorded in 1Q21 – QoQ increase primarily reflects higher net interest revenue related to corporate treasury activity • Provision for credit losses was $17mm primarily related to interest- bearing deposits with banks in Russia • Noninterest expense decreased YoY and QoQ primarily reflecting lower staff expense Other Segment

Appendix

12 Footnotes Page 3 – 1Q22 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – Capital and Liquidity (a) Regulatory capital ratios for March 31, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach, and for Sept. 30, 2021, June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio. (b) Reflects the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 68 basis points at March 31, 2021. The temporary exclusion ceased to apply beginning April 1, 2021. (c) Tangible book value per common share – Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See page 15 for corresponding reconciliation of this non-GAAP measure. Page 7 – Securities Services (b) Included in investment services fees in the Asset Servicing business. (c) March 31, 2022 information is preliminary. (d) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7trn at March 31, 2022 and Dec. 31, 2021 and $1.6trn at March 31, 2021. (e) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $78bn at March 31, 2022, $71bn at Dec. 31, 2021 and $64bn at March 31, 2021. Page 8 – Market and Wealth Services (a) March 31, 2022 information is preliminary. (b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 9 – Investment and Wealth Management (b) March 31, 2022 information is preliminary. Excludes assets managed outside of the Investment and Wealth Management business segment. (c) March 31, 2022 information is preliminary. Includes AUM and AUC/A in the Wealth Management business.

13 1Q22 4Q21 3Q21 2Q21 1Q21 Investment services fees (see table below) $(126) $(148) $(142) $(148) $(109) Investment management and performance fees (85) (116) (109) (115) (89) Distribution and servicing fees (11) (14) (11) (13) (13) Total fee revenue (222) (278) (262) (276) (211) Less: Distribution and servicing expense 23 35 29 24 23 Net impact of money market fee waivers $(199) $(243) $(233) $(252) $(188) Impact to investment services fees by line of business (a) Asset Servicing $(19) $(31) $(29) $(30) $(15) Issuer Services (11) (18) (17) (16) (11) Pershing (90) (89) (86) (91) (77) Treasury Services (6) (10) (10) (11) (6) Total impact to investment services fees by line of business $(126) $(148) $(142) $(148) $(109) Impact to revenue by line of business (a) Asset Servicing $(28) $(50) $(47) $(50) $(29) Issuer Services (14) (24) (22) (22) (15) Pershing (107) (106) (102) (99) (94) Treasury Services (8) (14) (13) (16) (9) Investment Management (63) (81) (76) (85) (61) Wealth Management (2) (3) (2) (4) (3) Total impact to revenue by line of business $(222) $(278) $(262) $(276) $(211) Money Market Fee Waivers Impact (a) The line of business revenue for management reporting purposes reflects the impact of revenue transferred between the businesses.

14 Pre-tax Operating Margin and ROTCE Reconciliation – Impact of Notable Items (a) Notable items in 1Q22 include the revenue reduction related to Russia and litigation expense. Non-Interest Expense Reconciliation – Impact of Notable Items 1Q22 vs. 1Q22 1Q21 1Q21 Noninterest expense — GAAP $3,006 $2,851 5.4% Notable items (1) 14 Noninterest expense, ex-notables — Non-GAAP $3,007 $2,837 6% 1Q22 Results – GAAP Notable items (a) Results – Non-GAAP ex. notable items Total revenue $3,926 $(88) $4,014 Provision for credit losses 2 — 2 Noninterest expense 3,006 (1) 3,007 Income before income taxes $918 $(87) $1,005 Pre-tax operating margin 23% 25% 1Q22 Results Notable items (a) Non-GAAP ex. notable items Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP $699 $(67) $766 Add: Amortization of intangible assets 17 — 17 Less: Tax impact of amortization of intangible assets 4 — 4 Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP $712 $(67) $779 Average common shareholders’ equity $37,363 — $37,363 Less: Average goodwill 17,490 — 17,490 Average intangible assets 2,979 — 2,979 Add: Deferred tax liability — tax deductible goodwill 1,184 — 1,184 Deferred tax liability — intangible assets 673 — 673 Average tangible common shareholders’ equity — Non-GAAP $18,751 — $18,751 Return on tangible common equity (annualized) — Non-GAAP 15.4% 16.9%

Return on Common Equity and Tangible Common Equity Reconciliation

	1Q22	4Q21	1Q21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP	$699	$822	$858
Add: Amortization of intangible assets	17	19	24
Less: Tax impact of amortization of intangible assets	4	5	6
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP	$712	$836	$876
Average common shareholders' equity	$37,363	$37,941	$40,720
Less: Average goodwill	17,490	17,481	17,494
Average intangible assets	2,979	2,988	3,000
Add: Deferred tax liability — tax deductible goodwill	1,184	1,178	1,153
Deferred tax liability — intangible assets	673	676	665
Average tangible common shareholders' equity — Non-GAAP	$18,751	$19,326	$22,044
Return on common equity (annualized) — GAAP	7.6%	8.6%	8.5%
Return on tangible common equity (annualized) — non-GAAP	15.4%	17.2%	16.1%

Book Value and Tangible Book Value Per Common Share Reconciliation

	2022	2021	
	Mar. 31	Dec. 31	Mar. 31
BNY Mellon shareholders' equity at period end — GAAP	$41,799	$43,034	$44,954
Less: Preferred stock	4,838	4,838	4,541
BNY Mellon common shareholders' equity at period end — GAAP	36,961	38,196	40,413
Less: Goodwill	17,462	17,512	17,469
Intangible assets	2,968	2,991	2,983
Add: Deferred tax liability — tax deductible goodwill	1,184	1,178	1,153
Deferred tax liability — intangible assets	673	676	665
BNY Mellon tangible common shareholders' equity at period end — Non-GAAP	18,388	19,547	21,779
Period-end common shares outstanding (in thousands)	807,798	804,145	875,481
Book value per common share — GAAP	$45.76	$47.50	$46.16
Tangible book value per common share — Non-GAAP	$22.76	$24.31	$24.88

15

BNY MELLON

Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Business

	1Q22	4Q21	1Q21
Income before income taxes — GAAP	$212	$278	$278
Total revenue — GAAP	$964	$1,020	$991
Less: Distribution and servicing expense	79	75	75
Adjusted total revenue, net of distribution and servicing expense — non-GAAP	$885	$945	$916
Pre-tax operating margin — GAAP[(a)]	22%	27%	28%
Adjusted pre-tax operating margin, net of distribution and servicing expense — non-GAAP[(a)]	24%	29%	30%

Revenue and Income before Taxes Reconciliation – Reduction related to Russia

	1Q22	1Q21	1Q22 vs. 1Q21
Total revenue — GAAP	$3,926	$3,921	—%
Revenue reduction related to Russia[(b)]	(88)	—	
Total revenue, ex-reduction related to Russia — non-GAAP	$4,014	$3,921	2%
Fee revenue — GAAP	$3,158	$3,257	(3)%
Revenue reduction related to Russia[(b)]	(88)	—	
Fee revenue, ex-reduction related to Russia — non-GAAP	$3,246	$3,257	—%
Securities Services segment, total revenue — GAAP	$1,780	$1,787	—%
Revenue reduction related to Russia[(b)]	(82)	—	
Securities Services total revenue, ex-reduction related to Russia — non-GAAP	$1,862	$1,787	4%
Securities Services segment, fee revenue — GAAP	$1,329	$1,401	(5)%
Revenue reduction related to Russia[(b)]	(82)	—	
Securities Services fee revenue, ex-reduction related to Russia — non-GAAP	$1,411	$1,401	1%
Issuer Services business, total revenue — GAAP	$268	$363	(26)%
Revenue reduction related to Russia[(b)]	(82)	—	
Issuer Services total revenue, ex-reduction related to Russia — non-GAAP	$350	$363	(4)%
Issuer Services business, investment services fees — GAAP	$141	$246	(43)%
Revenue reduction related to Russia[(b)]	(82)	—	
Issuer Services investment services fees, ex-reduction related to Russia — non-GAAP	$223	$246	(9)%
Securities Services segment, income before income taxes — GAAP	$280	$418	(33)%
Revenue reduction related to Russia[(b)]	(82)	—	
Securities Services income before income taxes, ex-reduction related to Russia — non-GAAP	$362	$418	(13)%

(a) Income before income taxes divided by total revenue.
(b) Reduction in total revenue and fee revenue primarily related to accelerated amortization of deferred costs for depositary receipt services related to Russia.

16

BNY MELLON

17 A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “ambition,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, money market fee waivers, fees, expenses, cost discipline, sustainable growth, innovation in products and services, company management, human capital management (including related ambitions, objectives, aims and goals), deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives, including the potential effects of the coronavirus pandemic on any of the foregoing. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control), including geopolitical risks (including those related to Russia’s invasion of Ukraine), as well as the scope and duration of the pandemic, actions taken by governmental authorities and other third parties in response to the pandemic, the availability, use and effectiveness of vaccines, and the direct and indirect impact of the pandemic on the Corporation, its clients, customers and third parties. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. All forward-looking statements speak only as of April 18, 2022, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2021 Annual Report and the first quarter 2022 earnings release, and are available at www.bnymellon.com/investorrelations. Cautionary Statement